UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 200

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2018, Trevena, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in Chesterbrook, Pennsylvania.  At the Annual Meeting, the stockholders of the Company approved an amendment to Article IV.A. of the Amended and Restated Certificate of Incorporation of the Company increasing the number of authorized shares of Commont stock by 100,000,000 shares from 100,000,000 to 200,000,000 shares.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

In connection with the Annual Meeting, there were 66,951,441 shares outstanding as of the March 20, 2018 record date, of which 46,494,760 shares, or approximately 69.44%, were present or represented by proxy at the Annual Meeting.  With respect to the matters submitted for a vote of stockholders at the Annual Meeting: (i) each of the Class II directors nominated were elected to serve, (ii) an Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved, (iii) the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, and (iv) the adjournment of the Annual Meeting if necessary or appropriate was approved.  Set forth below are the voting results for each such matter.

Proposal 1 — Election of Directors

The following three Class II directors were elected to serve for three-year terms until the 2021 annual meeting of stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Maxine Gowen, Ph.D.	28,182,054	757,615	17,555,091
Julie H. McHugh	28,214,428	725,241	17,555,091
Jake R. Nunn	28,477,930	461,739	17,555,091

Proposal 2 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock

For	Against	Abstain	Broker Non-Votes
40,437,508	5,484,019	573,233	0

Proposal 3 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
46,032,680	389,892	72,188	0

Proposal 4 — Aproval of an adjournment of the Annual Meeting if necessary or appropriate

For	Against	Abstain	Broker Non-Votes
40,152,105	5,904,385	438,270	0

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Trevena, Inc.

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Trevena, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: May 21, 2018	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Chief Administrative Officer

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